SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549


                          FORM 8-K


                       CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(D)
           OF THE SECURITIES EXCHANGE ACT OF 1934


                     April 22, 2005
      Date of Report (Date of earliest event reported)


       Qualified Housing Partners Limited Partnership
   (Exact name of registrant as specified in its charter)


              Commission File Number 33-19316


        North Carolina                      56-1589469
 (State or other jurisdiction            (I.R.S. Employer
incorporation or organization)        Identification Number)

                          Suite 220
                     4700 Homewood Court
                Raleigh, North Carolina 27609
     (Address of principal executive offices)(Zip Code)


  Registrant's telephone number, including area code:
                        (919)787-4243




Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

\  \  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

\  \  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02.  Results of Operations and Financial Condition.

On April 22, 2005, the unaudited consolidated financial statements of Qualified Housing Partners Limited Partnership ("QHP") and the twenty-seven underlying operating partnerships as of December 31, 2004, were mailed to partners. The package sent to partners is attached hereto as Exhibit 99.1.






Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.  The following exhibit accompanies this Report:

     Exhibit No.       Exhibit Description

         99.1          Package sent to partners on April 22, 2005.






































SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf By the undersigned hereunto duly authorized.


                            Frederick Investment Corporation
                            A General Partner


Date:   April 22, 2005       By:  /s/ George F. Marshall
                                  George F. Marshall, President
                                  (Chief Executive Officer)



Date:   April 22, 2005       By:  /s/ Jenny C. Petri
                                  Jenny C. Petri, Vice President
                                  (Chief Financial Officer)



Date:   April 22, 2005       By:  /s/ George F. Marshall
                                  George F. Marshall
                                  A General Partner